================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



       Date of report (Date of earliest event reported):    February 6, 2008
                                                         ---------------------

                               CirTran Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
--------------------------------------------------------------------------------
                 (State of Other Jurisdiction of Incorporation)


                0-26059                                  68-0121636
--------------------------------------------------------------------------------
         (Commission File Number)              (IRS Employer Identification No.)


 4125 South 6000 West, West Valley City, Utah               84128
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                (Zip Code)



                                  801-963-5112
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 1.01     Entry into a Material Definitive Agreement

Entry into Amendment Agreements
-------------------------------

         On February 6, 2008, CirTran Corporation (the "Company"), entered into two agreements with YA Global Investments, LP (F/K/A Cornell Capital Partners,
LP) ("YA"), both of which amended prior agreements with YA.

         The Company entered into an Amendment Number 3 to Amended and Restated Investor Registration Rights Agreement ("Amendment No. 3") with YA, which amended an Amended and Restated Investor Registration Rights Agreement dated as of August 23, 2006, and which was subsequently amended twice. The purpose of Amendment No. 3 was to extend the filing deadline for a registration statement to be filed by the Company to register the resale by YA of shares of the Company's common stock issuable to YA upon conversion of a convertible debenture in the aggregate principal amount of $1,500,000 (the "August Debenture") issued to YA in August 2006. The new filing deadline for the registration statement is January 1, 2009.

         The Company also entered into an Amendment Number 6 to Investor Registration Rights Agreement ("Amendment No. 6") with YA, which amended an Investor Registration Rights Agreement dated as of December 30, 2005, which was subsequently amended. The purpose of Amendment No. 5 was to extend the filing deadline for a registration statement to be filed by the Company to register the resale by YA of shares of the Company's common stock issuable to YA upon conversion of a convertible debenture in the aggregate principal amount of $1,500,000 (the "December Debenture") issued to YA in December 2005. The new filing deadline for the registration statement is January 1, 2009.

Entry into Agreement Regarding Debentures
-----------------------------------------

         Additionally, on February 6, 2008, the Company entered into an agreement (the "Debenture Amendment Agreement"), effective as of December 31, 2007, with YA and with Highgate House Funds, LTD. ("Highgate"). The Debenture Amendment Agreement related to the August Debenture and the December Debenture, as well as a 5% Secured Convertible Debenture (the "Highgate Debenture") which was issued to Highgate on May 26, 2005.

         Under the Debenture Amendment Agreement, the maturity date of the Highgate Debenture was changed from December 31, 2007, to August 31, 2008. Also, the maturity date of the December Debenture was changed from July 30, 2008, to August 31, 2008.

         Additionally under the Debenture Amendment Agreement, the interest rates on the Highgate Debenture, the December Debenture, and the August Debenture were changed from five percent (5%) to twelve percent (12%) with respect to any principal amounts remaining unpaid as of the date of the Agreement. Finally, Highgate and YA Global acknowledged and agreed that no default had occurred under the Highgate Debenture for non-payment on the original maturity date.

         The foregoing summaries of the terms and conditions of the Amendment No. 3, Amendment No. 6, and the Debenture Amendment Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of each of the respective agreements attached as exhibits hereto, and which are hereby incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

         On February 12, 2008, the Company issued a press release announcing the agreements. The press release is attached hereto as Exhibit 99.4 to this Report.

         In accordance with General Instruction B.2 of Form 8-K, the information in this section of this Report shall not be deemed filed for the purpose of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.  Financial Statements and Exhibits.

         (d)      Exhibits.
                  --------

                  99.1     Amendment  Number 3 to Amended and Restated  Investor
                           Registration   Rights   Agreement,   between  CirTran
                           Corporation and YA Global Investments, L.P.

                  99.2 Amendment Number 6 to Investor Registration Rights Agreement, between CirTran Corporation and YA Global Investments, L.P.

                  99.3 Agreement between and among CirTran Corporation, YA Global Investments, L.P., and Highgate House Funds, LTD.

                  99.4     Press Release dated February 12, 2008.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CirTran Corporation


Date: February 12, 2008                        By:  /s/ Iehab Hawatmeh
                                                  ------------------------------
                                                   Iehab J. Hawatmeh, President








                                       3

--------------------------------------------------------------------------------